OTHER INFORMATION (Tables)	6 Months Ended
Jun. 30, 2024
Other Information
Disclosure number of share options

	Share options	Restricted Shares	Deferred payments right
Total Rights assigned to the beneficiaries	1,040,061	969,635	-
Fair value of the LTIP in USD	5,362,790	5,216,702	4,251,718
Weighted average price in USD	5.16	5.38	-
Options granted during the period	208,012	193,927	39,025
Options exercised during the period	-	-	-
Options outstanding as of June 30, 2024	208,012	193,927	39,025
Exercisable as of June 30, 2024	-	-	-

Disclosure assumptions considering

Forecast share price volatility (annualized)	50.13%
Plan duration (years)	5.00
Expected dividend yield	0.00%
Risk-free interest rate	U.S. Sovereign Bond yield